EMERGING MARKETS GROWTH FUND, INC. PROSPECTUS SUPPLEMENT August 28, 2014 For the prospectus dated August 29, 2013 (as supplemented September 27, 2013)

The “Management and organization” section of the prospectus is amended to include the following information immediately after the “Investment Adviser” subsection:

“Shareholder meeting in October 2014

A shareholder meeting is scheduled for October 22, 2014. At the meeting, fund shareholders of record as of August 18, 2014 will be asked to vote on proposals to eliminate two fundamental policies to allow the conversion of the Fund to an open-end, daily valued fund; to approve updates to certain fundamental investment policies of the fund; and to eliminate certain other fundamental investment policies.

The fund’s board members have considered the proposals and recommend that the fund’s shareholders vote in favor of each of the proposals. If any of the proposals is approved by the shareholders, the fund’s board and Capital International, Inc. will take steps to implement such proposal(s) in accordance with the Proxy Statement dated August 28, 2014, which contains details on all of the proposals. A copy of the Proxy Statement can be found at http://proxy-direct.com/emg-25901.”

Keep this supplement with your prospectus.